UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2020

ALBIREO PHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33451 (Commission File Number)	90-0136863 (IRS Employer Identification No.)

10 Post Office Square, Suite 1000 Boston, Massachusetts (Address of principal executive offices)	02109 (Zip Code)

(857) 254-5555

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ALBO	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition.

In connection with the proposed public offering described in Item 8.01 below, on January 29, 2020, Albireo Pharma, Inc. (the “Company”) disclosed that while it has not finalized its full financial results for the year ended December 31, 2019, the Company expects to report that it had approximately $131.8 million of cash and cash equivalents as of December 31, 2019. This amount is preliminary, has not been audited and is subject to change pending completion of the Company’s audited financial statements for the year ended December 31, 2019. Additional information and disclosures would be required for a more complete understanding of the Company’s financial position and results of operations as of December 31, 2019. It is possible that the Company or its independent registered public accounting firm may identify items that require the Company to make adjustments to the preliminary estimated cash and cash equivalents balance set forth above and those changes could be material.

Item 8.01 Other Events.

On January 29, 2020, the Company issued a press release (the “Offering Release”) announcing the commencement of a proposed underwritten public offering of its common stock pursuant to a shelf registration statement on Form S-3 (File No. 333-230108) declared effective by the Securities and Exchange Commission on April 30, 2019. In connection with the proposed offering, the Company also announced its intention to grant the underwriters an option for a period of up to 30 days to purchase up to an additional 15% of the number of shares of common stock sold in the offering on the same terms and conditions. The Offering Release is attached hereto as Exhibit 99.1 and incorporated by reference in this Item 8.01.

On January 29, 2020, the Company filed with the Securities and Exchange Commission a preliminary prospectus supplement to its effective shelf registration statement on Form S-3 pursuant to Rule 424 under the Securities Act of 1933, as amended (the “Securities Act”), relating to the proposed public offering of shares of the Company’s common stock noted above. The preliminary prospectus supplement contains an updated summary description of the Company’s business in the section entitled “Prospectus Supplement Summary,” which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

This Current Report on Form 8-K, including the exhibits hereto, shall not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company, which is being made only by means of a written prospectus meeting the requirements of Section 10 of the Securities Act, nor shall there be any sale of the Company’s securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press release dated January 29, 2020, announcing a proposed public offering of common stock.

99.2	Updated summary business description included under “Prospectus Supplement Summary” included in Albireo Pharma, Inc.’s preliminary prospectus supplement dated January 29, 2020 to the Registration Statement on Form S-3 (File No. 333-230108).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBIREO PHARMA, INC.

Date: January 29, 2020	/s/ Ronald H.W. Cooper
Ronald H.W. Cooper
President and Chief Executive Officer